                                                                    EXHIBIT 10.2

                         EIGHTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

         THIS EIGHTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as March 5, 2002, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), TCW DR VI Investment Partnership, L.P. ("Fund VI"), and TCW Global Project Fund Ltd. ("GPF"). SPS, Fund VI, and GPF are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI, and SPS that certain Production Payment Conveyance dated as of March 14, 2000 (the "3/14/2000 Conveyance"). The 3/14/2000 Conveyance has previously been supplemented and amended by various supplements and, as so supplemented and amended, is herein called the "Original Conveyance". The 3/14/2000 Conveyance and such supplements have been recorded as set forth in Schedule 1 hereto (the "Recording Schedule"); all capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

B. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to a Conveyance of Interest in Production Payment dated as of February 7, 2001.

3. Effective as of September 10, 2001, SPS conveyed an undivided interest in the Production Payment to GPF pursuant to a Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance dated as of September 10, 2001. The Production Payment is now owned by Fund VI, SPS, and GPF in undivided interests.

D. Grantee and Grantor desire to supplement and amend the Original Conveyance, as set forth herein, to account for the payment by SPS of additional funds to Grantor.

E. As described in Section 8.7 of the Original Conveyance, Fund VI has appointed TCW Asset Management Company and GPF has appointed TCW London International, Limited to act as their respective agents in connection with supplements and amendments to the Original Conveyance.

                           SUPPLEMENTS AND AGREEMENTS:

         FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

         1. Effective as of 9:00 a.m. Houston, Texas time, on March 7, 2002 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Fourteen Million Dollars ($14,000,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $36,074,886. (Any PP Proceeds received after the Effective Time on March 7, 2002 shall be deemed to have been received on the next following Business Day.)

         2. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

         3. The definition of "Percentage Share" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

                  " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       42.859594%
                  Fund VI      21.429797%
                  SPS          35.710609%

         From and after June 7, 2000, until September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       33.048697%
                  Fund VI      16.524349%
                  SPS          50.426954%

         From and after September 8, 2000, until November 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       22.863142%
                  Fund VI      11.431571%
                  SPS          65.705287%

         From and after November 7, 2000, until December 1, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       19.08294%
                  Fund VI       9.54147%
                  SPS          71.37559%

         From and after December 1, 2000, until February 7, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI       9.54147%
                  SPS          90.45853%

         From and after February 7, 2001, until July 9, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      49.82233%
                  SPS          51.17767%

         From and after July 9, 2001, until September 10, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      43.83362%
                  SPS          56.16638%

         From and after September 10, 2001, until March 7, 2002, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      31.64025%
                  SPS          49.81482%
                  GPF          18.54493%

         As of 9:00 a.m. Houston, Texas time, on March 7, 2002, the Percentage Share of each Person included in Grantee is as follows:

                  Fund VI      19.36125%
                  SPS          69.29076%
                  GPF          11.34799%"

The foregoing Percentage Shares of Fund VI, SPS, and GPF, respectively, taking effect as of March 7, 2002, are in this Amendment called their "amended Percentage Shares".

         4. In consideration of the additional purchase price payment made by SPS to Grantor and the foregoing increase in the unliquidated balance of the Primary Sum:

                  (a) Fund VI and GPF do hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto SPS such additional undivided interests in the Production Payment as are necessary in order to cause SPS, GPF and Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

                  (b) Fund VI and GPF do further assign unto SPS such undivided interests in Fund VI's and GPF's accounts receivable from the sale of PP Hydrocarbons - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause SPS, GPF and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

         TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto SPS and its successors and Permitted Assigns, until the Termination Time.

         5. The Recording Schedule sets out recording information for the 3/14/2000 Conveyance and the various supplements thereto. Similar earlier recording schedules are attached to all such supplements. To the extent there is any inconsistency between the Recording Schedule and such earlier recording schedules, the Recording Schedule shall control and all such earlier recording schedules are hereby amended and supplemented to conform to the Recording Schedule.

         6. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

         7. This Supplement may be executed in multiple counterparts, all of which are identical.

         8. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

         9. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, dated for purposes of reference as of March 5, 2002, and effective as of the Effective Time.

                                   TRANSTEXAS GAS CORPORATION


                                   By:
                                       -----------------------------------------
                                       Ed Donahue
                                       Vice President

Grantor's address:                 1300 North Sam Houston Parkway East
                                   Suite 310
                                   Houston, Texas 77032-2949
                                   Attention: Ed Donahue, Vice President
                                   Telephone: 281/987-8600
                                   Telecopy:  281/986-8865


                                   MIRANT AMERICAS ENERGY CAPITAL, LP


                                   By: Mirant Americas Development, Inc.,
                                       its general partner


                                       By:
                                           -----------------------------------
                                           John A. Rigas
                                           Attorney-in-Fact

SPS's address:                     1200 Smith Street
                                   Suite 2890
                                   Houston, Texas 77002
                                   Attention: David W. Stewart
                                   Telephone: 713/276-1902
                                   Telecopy:  713/276-1990

                                       TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                       By:  TCW ASSET MANAGEMENT COMPANY, as
                                            Agent


                                            By:
                                                 -------------------------------
                                                 Kurt A. Talbot
                                                 Senior Vice President


Fund VI's address:                     c/o Trust Company of the West
                                       865 South Figueroa
                                       Los Angeles, California 90017
                                       Attention: Thomas F. Mehlberg
                                       Telephone: 213/244-0702
                                       Telecopy:  213/244-0604


                                       TCW GLOBAL PROJECT FUND LTD.


                                       By:
                                            ------------------------------------
                                            David J. Doyle
                                            Director


GPF's address:                         TCW Global Project Fund Ltd.
                                       c/o Conyers, Dill & Pearman
                                       Clarendon House
                                       Church Street
                                       Hamilton, Bermuda
                                       Attention: Kevin Butler
                                       Telephone: 441/299-4993
                                       Telecopy: 441/292-4720

                  with a copy to:      TCW London International, Limited
                                       865 South Figueroa
                                       Los Angeles, California 90017
                                       Attention: Arthur Carlson
                                       Telephone: 213/244-0053
                                       Telecopy:  213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201

STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )

        The foregoing instrument was acknowledged before me on this 6th day of March, 2002, by Ed Donahue, the Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.



                                               ---------------------------------
    [SEAL]                                     Notary Public, State of Texas



STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )

         The foregoing instrument was acknowledged before me on this 6th day of March, 2002, by John A. Rigas, the Attorney-in-Fact of Mirant Americas Development, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Mirant Americas Energy Capital, LP, a Delaware limited partnership, and on behalf of such limited partnership.


                                               ---------------------------------
    [SEAL]                                     Notary Public, State of Texas


STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )

         The foregoing instrument was acknowledged before me on this 6th day of March, 2002, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.


                                                --------------------------------
    [SEAL]                                      Notary Public, State of Texas

CITY OF HAMILTON         )
                         )
ISLANDS OF BERMUDA       )

         The foregoing instrument was acknowledged before me on this 5th day of March, 2002, by David J. Doyle, a Director of TCW Global Project Fund Ltd., a Bermuda company, on behalf of such company.


                                               ---------------------------------
         [SEAL]                                Notary Public, Islands of Bermuda

                                                                      SCHEDULE 1

                               RECORDING SCHEDULE

                                 TCW/TransTexas
                                  (83611.09854)


1. Production Payment Conveyance among TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., TCW DR VI Investment Partnership, L.P., Southern Producer Services, L.P. and TransTexas Gas Corporation.



         Recording Jurisdiction                                        Recording Data
         ----------------------                                   ------------------------
         Calhoun County, TX                                       Volume 262, Page 33
                                                                  Filed 9/19/00

         Chambers County, TX                                      Document No. 00-448-604,
                                                                  Filed 3/17/2000

         Galveston County, TX                                     Film Code #014-39-0178,
                                                                  Filed 3/17/2000

         Jim Hogg County, TX                                      Volume 17, Page 362,
                                                                  Filed 3/20/2000

         Live Oak County, TX                                      Volume 449, Page 135,
                                                                  Filed 3/20/2000

         Wharton County, TX                                       Volume 360, Page 596,
                                                                  Filed 3/17/2000

         Zapata County, TX                                        Volume 629, Page 471,
                                                                  Filed 3/17/2000

         General Land Office of Texas                             Filed

2. First Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.



         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------
         Calhoun County, TX                                       Volume 262, Page 114
                                                                  Filed 9/19/00

         Chambers County, TX                                      Document No. 00-459-630
                                                                  Filed 6/9/2000

         Galveston County, TX                                     Film Code 014-62-1617
                                                                  Filed 6/9/2000

         Jim Hogg County, TX                                      Volume 19, Page 526,
                                                                  Filed 6/9/2000

         Live Oak County, TX                                      Volume 450, Page 428,
                                                                  Filed 6/12/2000

         Wharton County, TX                                       Volume 371, Page 458,
                                                                  Filed 6/9/2000

         Zapata County, TX                                        Volume 634, Page 110,
                                                                  Filed 6/9/2000

         General Land Office of Texas                             Filed

3. Second Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 262, Page 132
                                                                  Filed 9/19/00

         Chambers County, TX                                      Document No. 00-470-562
                                                                  Filed 9/18/00

         Galveston County, TX                                     Film Code 014-90-1272
                                                                  Filed 9/15/00

         Jim Hogg County, TX                                      Volume 21, Page 370
                                                                  Filed 9/22/00

         Live Oak County, TX                                      Volume 387, Page 279
                                                                  Filed 9/19/00

         Wharton County, TX                                       Volume 383, Page 740,
                                                                  Filed 9/19/00

         Zapata County, TX                                        Volume 638, Page 642,
                                                                  Filed 9/22/00

         General Land Office of Texas                             Filed

4. Third Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 266, Page 205,
                                                                  Filed 11/13/00

         Chambers County, TX                                      Document No. 00-477-116,
                                                                  Filed 11/14/00

         Galveston County, TX                                     Film Code 015-08-1029
                                                                  Filed 11/13/00

         Jim Hogg County, TX                                      Volume 22, Page 256,
                                                                  Filed 11/13/00

         Live Oak County, TX                                      Volume 454, Page 239,
                                                                  Filed 11/14/00

         Wharton County, TX                                       Volume 390, Page 480,
                                                                  Filed 11/13/00

         Zapata County, TX                                        Volume 641, Page 169,
                                                                  Filed 11/13/00

         General Land Office of Texas                             Filed

5. Fourth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 272, Page 114,
                                                                  Filed 2/12/01

         Chambers County, TX                                      Document No. 01-486-620
                                                                  Filed 2/12/01

         Galveston County, TX                                     Film Code 015-31-0563
                                                                  Filed 2/12/01

         Jim Hogg County, TX                                      Volume 23, Page 769,
                                                                  Filed 2/12/01

         Live Oak County, TX                                      Volume 456, Page 400,
                                                                  Filed 2/12/01

         Wharton County, TX                                       Volume 400, Page 418,
                                                                  Filed 2/12/01

         Zapata County, TX                                        Volume 645, Page 328,
                                                                  Filed 2/12/01

         General Land Office of Texas                             Filed



6. Fifth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 282, Page 226,
                                                                  Filed 7/18/01

         Chambers County, TX                                      Document No. 01-507-508
                                                                  Filed 7/18/01

         Galveston County, TX                                     Film Code 015-83-1832
                                                                  Filed 7/17/01

         Jim Hogg County, TX                                      Volume 26, Page 417,
                                                                  Filed 7/18/01

         Live Oak County, TX                                      Volume 461, Page 1,
                                                                  Filed 7/23/01

         Wharton County, TX                                       Volume 419, Page 909,
                                                                  Filed 7/17/01

         Zapata County, TX                                        Volume 652, Page 504,
                                                                  Filed 7/20/01

         General Land Office of Texas                             Filed

7.       Sixth Supplement to Production Payment Conveyance.




         Recording Jurisdiction                      Recording Data
         ----------------------                      --------------

         Calhoun County, TX                          Volume 287, Page 102,
                                                     Filed 9/19/01

         Chambers County, TX                         Document No. 01-517-188
                                                     Filed 9/21/01

         Galveston County, TX                        Film Code 016-06-0472
                                                     Filed 9/18/01

         Jim Hogg County, TX                         Volume 27, Page 668,
                                                     Filed 9/19/01

         Live Oak County, TX                         Volume 462, Page 251,
                                                     Filed 9/19/01

         Wharton County, TX                          Volume 427, Page 346,
                                                     Filed 9/18/01

         Zapata County, TX                           Volume 655, Page 437,
                                                     Filed 9/18/01

         General Land Office of Texas                Filed

8. Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 287, Page 114,
                                                                  Filed 9/19/01

         Chambers County, TX                                      Document No. 01-517-199
                                                                  Filed 9/21/01

         Galveston County, TX                                     Film Code 016-06-0483
                                                                  Filed 9/18/01

         Jim Hogg County, TX                                      Volume 27, Page 679,
                                                                  Filed 9/19/01

         Live Oak County, TX                                      Volume 462, Page 263,
                                                                  Filed 9/19/01

         Wharton County, TX                                       Volume 427, Page 358,
                                                                  Filed 9/18/01

         Zapata County, TX                                        Volume 655, Page 448,
                                                                  Filed 9/18/01

         General Land Office of Texas                             Filed

9. Partial Reconveyance of Production Payment and Amendment to Production Payment Conveyance dated as of October 1, 2001.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 289, Page 350,
                                                                  Filed 10/19/01

         Chambers County, TX                                      Document No. 01-520-788
                                                                  Filed 10/19/01

         Galveston County, TX                                     Film Code 016-16-1828
                                                                  Filed 10/18/01

         Jim Hogg County, TX                                      Volume 28, Page 613,
                                                                  Filed 10/19/01

         Live Oak County, TX                                      Volume 464, Page 74,
                                                                  Filed 10/19/01

         Wharton County, TX                                       Volume 430, Page 902,
                                                                  Filed 10/18/01

         Zapata County, TX                                        Volume ____, Page ____,
                                                                  Filed _______

         General Land Office of Texas                             Filed